Exhibit 22.2

The control number has been assigned to you to identify your shares for voting. You must keep your control number confidential and not disclose it to others other than when you vote using one of the voting options set out on this form. Should you send this form or provide your control number to others, you are responsible for any subsequent voting of, or subsequent inability to vote, your shares. INSTRUCTIONS: 1. This Form of Proxy is solicited by and on behalf of Management of the Corporation. 2. You have the right to appoint a person, who need not be a shareholder, other than the person(s) specified on the other side of this form to attend and act on your behalf at the virtual Annual Meeting of Magna International Inc. (the "Meeting"). If you wish to appoint a person: • Write the name of your designate on the “Appointee” line and provide a unique APPOINTEE IDENTIFICATION NUMBER for your Appointee to access the Meeting in the space provided on the other side of this form, sign and date the form, and return it by mail, or • Go to ProxyVote.com and insert the name of your designate in the “Change Appointee(s)” section and provide a unique APPOINTEE IDENTIFICATION NUMBER on the voting site for your Appointee to access the Meeting. You MUST provide your Appointee the EXACT NAME and EIGHT CHARACTER APPOINTEE IDENTIFICATION NUMBER to access the Meeting. Appointees can only be validated at the Meeting using the EXACT NAME and EIGHT CHARACTER APPOINTEE IDENTIFICATION NUMBER you enter. IF YOU DO NOT CREATE AN EIGHT CHARACTER APPOINTEE IDENTIFICATION NUMBER AND PROVIDE IT TO YOUR APPOINTEE, YOUR APPOINTEE WILL NOT BE ABLE TO ACCESS THE MEETING. 3. This Form of Proxy confers discretionary authority to vote on amendments or variations to the matters identified in the Notice of the Meeting and with respect to other matters that may properly be brought before the Meeting or any adjournment or postponement thereof. This Form of Proxy will not be valid and not be acted upon or voted unless it is completed and delivered as outlined herein. 4. If the Common Shares are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this Form of Proxy. If you are voting on behalf of a corporation or another individual, documentation evidencing your power to sign this Form of Proxy with signing capacity stated may be required. 5. In order to expedite your vote, you may use the Internet or a touch-tone telephone, and entering the control number noted above. The Internet or telephone voting service is not available on the day of the Meeting. The telephone system cannot be used if you designate another person to attend on your behalf. If you vote by Internet or telephone, do not mail back this Form of Proxy. 6. If the Form of Proxy is not dated, it will be deemed to bear the date on which it was mailed to the shareholder. 7. This Form of Proxy will be voted as directed by the shareholder. If no voting preferences are indicated on the reverse, this Form of Proxy will be voted as recommended on the reverse of this form or as stated in the management proxy circular, except in the case of your appointment of an Appointee. 8. Unless prohibited by law or you instruct otherwise, your Appointee(s) will have full authority to attend and otherwise act at, and present matters to the Meeting and any adjournment or postponement thereof, and vote on all matters that are brought before the Meeting or any adjournment or postponement thereof, even if these matters are not set out in this form or in the management proxy circular. 9. If these voting instructions are given on behalf of a body corporate, set out the full legal name of the body corporate, and the name and position of the person giving voting instructions on behalf of the body corporate. 10. If the items listed in the management proxy circular are different from the items listed on the other side of this form, the management proxy circular will be considered correct. 11. This Form of Proxy should be read in conjunction with the accompanying management proxy circular. PROXY FORM CONTROL NO.:➔ SCAN TO VIEW MATERIAL AND VOTE NOW STEP 1 REVIEW YOUR VOTING OPTIONS BY TELEPHONE: YOU MAY ENTER YOUR VOTING INSTRUCTIONS BY TELEPHONE AT: ENGLISH: 1-800-474-7493 OR FRENCH: 1-800-474-7501 BY MAIL: THIS PROXY FORM MAY BE RETURNED BY MAIL IN THE ENVELOPE PROVIDED. REMINDER: PLEASE REVIEW THE ACCOMPANYING MANAGEMENT PROXY CIRCULAR BEFORE VOTING. ONLINE: VOTE AT PROXYVOTE.COM USING YOUR COMPUTER OR MOBILE DATA DEVICE. YOUR CONTROL NUMBER IS LOCATED BELOW. G-V502122020 PLEASE SEE OVER Annual and Special Meeting Magna International Inc. (the “Corporation”) WHEN: WHERE: PROXY DEPOSIT DATE: Tuesday, May 6, 2025 by 5:00 pm EDT Thursday, May 8, 2025 at 10:00 am EDT www.virtualshareholdermeeting.com/MGA2025 BROKER ADDRESS 123 ANY STREET ANY CITY/PROVINCE A1A 1A1 JOHN A. SAMPLE 123 ANY STREET ANYCITY PR A1A 1A1 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX 1 OF 2 S91970−81 010 E: C S:3 E:2 1/1 M A:A V: 1

STEP 4 THIS DOCUMENT MUST BE SIGNED AND DATED SIGNATURE(S) *INVALID IF NOT SIGNED* MMD D Y Y STEP 3 COMPLETE YOUR VOTING DIRECTIONS CONTROL NO.: ➔ ACCOUNT NO: CUSIP: CUID: RECORD DATE: PROXY DEPOSIT DATE: MEETING DATE: MEETING TYPE: STEP 2 APPOINT A PROXY (OPTIONAL) APPOINTEE(S): E-R4 MAXIMUM 22 CHARACTERS - PLEASE PRINT CLEARLY PLEASE PRINT APPOINTEE NAME INSIDE THE BOX CREATE AN EIGHT (8) CHARACTER IDENTIFICATION NUMBER FOR YOUR APPOINTEE ➔ ➔ MUST BE EIGHT CHARACTERS IN LENGTH - PLEASE PRINT CLEARLY Change Appointee If you wish to designate another person to attend, vote and act on your behalf at the Meeting, or any adjournment or postponement thereof, other than the person(s) specified above, go to www.proxyvote.com or print your name or the name of the other person attending the Meeting in the space provided herein and provide a unique APPOINTEE IDENTIFICATION NUMBER USING ALL BOXES for your Appointee to access the Meeting. You may choose to direct how your Appointee shall vote on matters that may come before the Meeting or any adjournment or postponement thereof. Unless you instruct otherwise your Appointee will have full authority to attend, vote, and otherwise act in respect of all matters that may come before the Meeting or any adjournment or postponement thereof, even if these matters are not set out in the proxy form or the circular for the Meeting. You can also change your Appointee online at www.proxyvote.com. You MUST provide your Appointee the EXACT NAME and an EIGHT (8) CHARACTER APPOINTEE IDENTIFICATION NUMBER to access the Meeting. Appointees can only be validated at the Meeting using the EXACT NAME and EIGHT (8) CHARACTER APPOINTEE IDENTIFICATION NUMBER you enter below. PROXY FORM FOR FOR WITHHOLD FOR WITHHOLD FOR WITHHOLD FOR WITHHOLD FOR WITHHOLD FOR WITHHOLD FOR WITHHOLD FOR WITHHOLD FOR WITHHOLD FOR WITHHOLD FOR WITHHOLD FOR WITHHOLD WITHHOLD FOR Election of Director: Mary S. Chan 1B Election of Director: Hon. V. Peter Harder 1C Election of Director: Jan R. Hauser 1D 1E 1F 1G 1H 1I 1J 1A 1K Election of Director: Matthew Tsien 1L 1M 02 Robert F. MacLellan (Chairman), or failing him, Seetarama S. Kotagiri (CEO), or failing him, Bassem A. Shakeel, Corporate Secretary Wednesday, March 19, 2025 Tuesday, May 6, 2025 by 5:00 pm EDT Thursday, May 8, 2025 at 10:00 am EDT Annual and Special Meeting Magna International Inc. (the “Corporation”) ELECTION OF DIRECTORS: Election of Director: Dr. Thomas Weber Election of Director: Lisa S. Westlake Reappointment of Deloitte LLP as the independent auditor of the Corporation and authorization of the Audit Committee to fix the independent auditor's remuneration. Election of Director: Seetarama S. Kotagiri (CEO) Election of Director: Jay K. Kunkel Election of Director: Robert F. MacLellan Election of Director: Mary Lou Maher Election of Director: William A. Ruh Election of Director: Peter Sklar Election of Director: Dr. Indira V. Samarasekera ITEM(S): VOTING RECOMMENDATIONS ARE INDICATED BY OVER THE BOXES HIGHLIGHTED TEXT (FILL IN ONLY ONE BOX “ ” PER ITEM IN BLACK OR BLUE INK) FOR 03 Resolved that the 2025 Incentive Stock Option Plan, 2025 Option Grant, and 2025 Insider Grant, as described in the Management Information Circular/Proxy Statement, are ratified and approved by shareholders. AGAINST WITHHOLD FOR 04 Resolved, on an advisory basis and not to diminish the roles and responsibilities of the Board of Directors, that the shareholders accept the approach to executive compensation disclosed in the accompanying management information circular/proxy statement. AGAINST 90 * TO RECEIVE PAPER COPIES OF ANNUAL AND/OR INTERIM FINANCIAL STATEMENTS AND ACCOMPANYING MANAGEMENT'S DISCUSSION AND ANALYSIS, PLEASE MARK THE APPLICABLE BOX. ANNUAL INTERIM